SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549




                           FORM 8-K



                        CURRENT REPORT



              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          December 31, 1996


                Northern States Power Company
    (Exact name of registrant as specified in its charter)


                          Minnesota
        (State or other jurisdiction of incorporation)


          1-3034                                               41-0448030
(Commission File Number)                  (IRS Employer Identification No.)


414 Nicollet Mall, Mpls, MN                                        55401
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code           612-330-5500



(Former name or former address, if changed since last report)




Item 5.   Other Events


On December 31, 1996, the collective bargaining agreements between Northern States Power Company, a Minnesota corporation (NSP) and represented NSP employees expired. However, NSP and representatives of the five unions who represent NSP's employees have agreed to extend the terms of the expired agreements to February 28, 1997, pending negotiations for new collective bargaining agreements.

On January 22, 1997, NSP announced its financial results for the year 1996. Attached as Exhibit 99.01 are the text portions of NSP's communication of consolidated financial results for the fourth quarter and year ended December 31, 1996.




Item 7.   Financial Statements and Exhibits

(c)  EXHIBITS

Exhibit
  No.          Description

 99.01 Portions of Investor Relations Release - Fourth Quarter and Year-End 1996 Financial Results



                          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Northern States Power Company
                                      (a Minnesota Corporation)



                                      By /s/
                                         Edward J. McIntyre
                                         Vice President and Chief
                                           Financial Officer




Dated: January 24, 1997




                             EXHIBIT INDEX


Method of            Exhibit
 Filing                No.            Description

 DT                   99.01           Portions of Investor Relations
                                      Release - Fourth Quarter and
                                      Year-End 1996 Financial
                                      Results


DT = Filed electronically with this direct transmission.